UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
-------------------------

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


February 7, 2005
(Date of earliest event reported)


U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)


Nevada				    0-25523		            33-0843633
(State or Other Jurisdiction of     (Commission File No.)	    (IRS Employer
         Incorporation)							Identification No.)

4955 S. Durango Suite 216, Las Vegas, Nevada 89113
(Address of Principal Executive Offices)

(702) 433-8223
(Registrants telephone number including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 5 02 Departure of Directors or Principal Officers
	    Election of Directors
            Appointment of Principal Officers

On February 7, 2005, Marti A. Hansen joined U.S. Canadian Minerals, Inc. (the Company) as Chief Financial Officer. Prior to joining the Company, Ms. Hansen served as Controller and Officer Manager for Frank S. Santangelo, Inc. from March 2002 to December 2004.From December 2003 to June 2004, she held the position of Accounting Supervisor of Mid-Atlantic Waste Systems. Prior to that, from January 2000 to April 2003, Ms. Hansen served as the Office Manager/Bookkeeper of L S Global Enterprises, Inc.

The Company and Ms. Hansen have verbally agreed to an annual salary at a starting rate of $55,000. After 90 days of employment with the Company, Ms. Hansens annual salary will be increased to a rate of $58,000.











SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


U.S. CANADIAN MINERALS, INC.



By s Rendal Williams
      Name Rendal Williams
Title Chief Executive Officer



Date February 7, 2005